SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-12

                         FIRST CENTRAL BANCSHARES, INC.
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)


                       -----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate box):

[X]       No fee required
[ ]       Fee  computed on table below per  Exchange  Act Rules  14a6(i)(4)  and
          0-11.
          1. Title of each class of securities to which transaction applies:
          2.        Aggregate number of securities to which transaction applies:
          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          4.        Proposed maximum aggregate value of transaction:
          5.        Total fee paid:

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)        Amount Previously Paid:
                                           ----------

          2)        Form, Schedule or Registration Statement No:
                                                                ----------------

          3)        Filing Party:
                                  --------------------------------------

          4)        Date Filed:
                                ----------------------------------------

                         First Central Bancshares, Inc.
                                  P. O. Box 230
                          Lenoir City, Tennessee 37771



Dear First Central Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of First Central Bancshares, Inc. Loudon County, Tennessee, to be held Thursday, April 18, 2002 at 7:00 p.m. The meeting will be held at the Main Office of First Central Bank, located at 725 Highway 321 North, Lenoir City, Tennessee, followed by a reception.

At the meeting you will be asked to consider and vote on two issues: (I) the election of one (1) director to serve until the 2004 Annual Meeting and four (4) directors to serve until the 2005 Annual Meeting, and (II) the ratification of Pugh and Company, P.C., CPAs as auditors of the Company and subsidiary for 2002. The individuals nominated for election to the Board of Directors are: Benny Shubert (to serve until the 2004 Annual Meeting) and Barry Gordon, Robert D. Grimes, Joseph Hamdi, and Ted Wampler, Jr. to serve until the 2005 Annual Meeting.

Please review the additional materials enclosed which highlight details of our April 18, 2002 meeting. It is important that you complete your YELLOW PROXY FORM and return it to us by April 4th, whether you plan to attend the meeting or not. Also, be sure to let us know if you are planning to attend the meeting and the number of guests accompanying you. A self-addressed envelope has been provided for the return of your proxy.

Thank you for your continued support. We look forward to receiving your proxy form and having you join us for our Annual Meeting.

Kindest regards,

/s/ Ed F. Bell
--------------
Ed F. Bell
Chairman and CEO

EFB.ram
Enclosures/Notice

                         FIRST CENTRAL BANCSHARES, INC.
                              725 Highway 321 North
                          Lenoir City, Tennessee 37771

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       To Be Held Thursday, April 18, 2002

          Notice is hereby given that the 2002 Annual Meeting of Shareholders of First Central Bancshares, Inc. (the "Annual Meeting") will be held on Thursday, April 18, 2002 at 7:00 p.m. local time, in the main office of First Central Bank at 725 Highway 321 North, Lenoir City, Tennessee for the following purposes:

(1) To elect one (1) director who will serve a two-year term and four (4) directors who will serve three-year terms or until their successors have been duly elected and qualified;

(2) To ratify the appointment of Pugh and Company, P.C., CPAs as independent accountants and auditors for First Central Bancshares, Inc. and subsidiary; and

(3) To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

          Only holders of First Central Bancshares, Inc.'s common shares of record at the close of business on March 10, 2002 will be entitled to notice of, and to vote at, the Annual Meeting.

          IMPORTANT NOTE: Please COMPLETE AND RETURN the enclosed proxy even if you plan to attend the Annual Meeting. You may, of course, withdraw your proxy and vote your own shares if you attend the Annual Meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Ed F. Bell
                                ---------------------------
                                Ed F. Bell, Chairman and Chief Executive Officer
March 21, 2002
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE REVIEW THE ENCLOSED MATERIAL, AND PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE BY APRIL 4, 2002.
--------------------------------------------------------------------------------

                         FIRST CENTRAL BANCSHARES, INC.
                           __________________________

                                 PROXY STATEMENT
                           __________________________

                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 18, 2002


THIS PROXY STATEMENT, together with the enclosed proxy, which is first being mailed to shareholders on or about March 21, 2002, is furnished in connection with the solicitation of proxies by the Board of Directors of First Central Bancshares, Inc., a Tennessee corporation (the "Corporation"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 18, 2002, at 7:00 p.m. local time, in the main office of First Central Bank at 725 Highway 321 North, Lenoir City, Tennessee 37771.

                                     Voting

Shareholders of record of the Corporation at the close of business on March 10, 2002, the record date designated by the Board of Directors, will be entitled to notice of and to vote at the Annual Meeting. On that date, the Corporation had outstanding 547,228 shares of $5.00 par value per share common stock (the "Common Shares").

The presence in person or by proxy of holders of a majority of the issued and outstanding Common Shares entitled to vote at the Annual Meeting is necessary in order to constitute a quorum. The election of each of the nominees to the Board of Directors of the Corporation will require the affirmative vote of a majority of the Common Shares voting at the Annual Meeting. The affirmative vote of a majority of the Common Shares voting at the Annual Meeting is required for the ratification of the selection of the independent accountants and auditors.

Each holder of the Common Shares is entitled to one vote for each Common Share held on all matters submitted before the Annual Meeting or any adjournment or adjournments thereof. Cumulative voting is not provided for in the election of directors.

Common Shares represented by properly executed proxies, unless previously revoked, will be voted in accordance with the instructions on such proxies. If no instruction is indicated on the proxy, the named holders of the proxies will vote such Common Shares in favor of all nominees named in this Proxy Statement and the ratification of the selection of the independent accountants and auditors. The named holders of proxies also will use their discretion in voting the Common Shares in connection with any other business that properly may come before the Annual Meeting.

Any shareholder who sends in a proxy has the power to revoke that proxy any time prior to the exercise of the proxy by giving written notice to the Secretary of the Corporation at its executive offices located at 725 Highway 321 North, Lenoir City, Tennessee 37771. Shareholders also may revoke proxies either by a later dated proxy, if the Corporation receives such proxy prior to the exercise of the prior proxy, or by attending the Annual Meeting and voting in person.

                 Information Regarding Certain Beneficial Owners

The following table sets forth certain information concerning the beneficial ownership (as defined by certain rules of the Securities and Exchange Commission) of the Common Shares by (a) directors and persons nominated to become directors of the Corporation, and (b) directors and officers of the Corporation as a group. There are no persons known to the Corporation to be the beneficial owners of more than five percent of the outstanding Common Shares of the Corporation. The information shown in the Proxy Statement, unless otherwise indicated, is based on information provided to the Corporation as of March 1, 2002.


                                     Amount and Nature of
Name of Beneficial Owner            Beneficial Ownership (1)             Percent of Class(2)
------------------------            ------------------------             -------------------
(a)      Ed F. Bell                               12,708 (5)                           2.32%
         Barry H. Gordon                          18,156 (3) (4) (5)                   3.32%
         Robert D. Grimes                         11,927 (3) (5)                       2.18%
         Joseph Hamdi                              6,700                               1.22%
         Gary Kimsey                              19,226                               3.51%
         G. Bruce Martin                           4,775 (4)                           0.87%
         Benny L. Shubert                          7,320 (3)                           1.34%
         Peter G. Stimpson                        16,836 (3)                           3.08%
         Ted L. Wampler, Jr.                       6,360                               1.16%
         James W. Wilburn, III                     9,660 (3) (4)                       1.77%
(b)      Directors and officers as a             118,841                              21.72%
         group (20 persons)

(1) Includes Common Shares as to which each shareholder, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power. Unless otherwise indicated, each listed shareholder possesses sole voting and investment power with respect to all of the Common Shares issued and outstanding.
(2)       Based upon 564,361 Common Shares issued with 547,228 outstanding.
(3)       Includes shares held by and/or jointly with spouse.
(4) Includes shares held by the named individuals' children and/or dependents.
(5) Includes shares held by Mr. Bell's, Mr. Grimes' and Mr. Gordon's individual retirement accounts.

                     Election of the Directors (Proposal 1)

The Board of Directors of the Corporation is divided into three classes with the three-year term of office of each class expiring in succeeding years. At the Annual Meeting, the following five persons, all of whom are members of the present Board of Directors are nominees for election. Each director elected at the Annual Meeting will hold office until the annual meeting of shareholders held in the years listed below or until their successors are elected and qualified.

Two-Year Term Expiring 2004
                                            Benny Shubert

Three-Year Term Expiring 2005

                                            Barry Gordon
                                            Robert D. Grimes
                                            Joseph Hamdi
                                            Ted Wampler, Jr.

          Unless contrary instructions are received, the enclosed proxy will be voted in favor of the election as directors of the nominees listed above. Each nominee has consented to be a candidate and to serve, if elected. While the Board has no reason to believe that any nominee will be unable to accept nomination or election as a director, if such an event should occur, the proxy will be voted with discretionary authority for a substitute or substitutes as shall be designated by the current Board of Directors.

          The following table contains certain information concerning the directors of the Corporation including the nominees, which information has been furnished to the Corporation by the individuals named:


                                                                                                 Year First
Name and Position(s)                                                                             Became a
with the Corporation                Age     Principal Occupation                                 Director
--------------------                ---     --------------------                                 --------
Ed F. Bell                          66      Banker                                               1991
Chairman and CEO

Barry Gordon                        55      Veterinarian, Lenoir City Animal Clinic              1991

Robert D. Grimes                    64      Robert D. Grimes Construction Co.                    1991

Joseph Hamdi                        38      Banker                                               2001
President

Gary Kimsey                         59      President, Gemtron Corp.                             1991

G. Bruce Martin                     50      Agent, State Farm Insurance Company                  1991

Benny Shubert                       68      Owner, Shubert Motors                                1991

Dr. Peter Stimpson                  53      Physician                                            1991

Ted Wampler, Jr.                    43      President, Wampler's Farm Sausage                    1991

James Wilburn, III                  52      President, Wilburn Hardware                          1991



                       Description of Board and Committees

          The Board holds monthly meetings and special meetings as called. Each director receives $750 for each meeting of the Board of Directors attended and $100 for committee meetings attended. During the fiscal year ended December 31, 2001, the Board of Directors held 13 meetings. All incumbent directors attended more than 75 percent of the aggregate number of meetings of the Board and committees of the Board on which they served. The Board of Directors has three
(3) standing committees consisting of the Executive, Audit, and Investment Committees. The Board of Directors does not have a nominating or compensation committee.

The Executive Committee is composed of Messrs. Bell, Gordon, Hamdi, Kimsey, and Stimpson. The Executive Committee reviews corporate activities, loan requests, makes recommendations to the Board on policy matters and makes executive decisions on matters that do not require a meeting of the full Board of Directors. The Executive Committee met 26 times in 2001.

The Investment Committee is composed of Messrs. Grimes, Hamdi, and Wilburn. The Investment Committee reviews and directs the investment portfolio of the Bank. The Investment Committee held 2 meetings in 2001.



                Compensation of Executive Officers and Directors


The  following  table  sets  forth  the  aggregate   compensation  paid  by  the
Corporation and its subsidiaries to the Chief Executive Officer of the Corporation for services rendered in all capacities during the fiscal years ended December 31, 2001, 2000 and 1999. No other officer compensation paid exceeded $100,000 during such years.

                                                       Annual Compensation
                                                       -------------------
Name and Principal Position                 Year       Salary       Bonus    Other Annual
---------------------------                 ----       ------       -----    ------------
Ed F. Bell, Chairman and CEO                2001     $ 100,000    $16,229      $39,692
                                            2000     $  95,000    $14,477      $38,272
                                            1999     $  92,000    $ 1,916      $36,604





In 2000, the shareholders approved the designation of 25,000 common stock shares to First Central Bancshares, Inc. for stock options for employees to be awarded at the discretion of the Board of Directors. No options have been granted to date. The Bank has entered into employment agreements with the CEO, President and one other officer of the Bank. The agreements contain various provisions related to salary, benefits and non-compete clauses.

                 Certain Relationships and Related Transactions

Some directors and officers of First Central Bank ("the Bank"), the principal banking subsidiary of the Corporation at present, as in the past, are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Bank are at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

             Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require the directors and executive officers and persons who beneficially own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Corporation. To the Corporation's knowledge, based solely on review of the copies of these reports furnished to the Corporation and representations by reporting persons, all of the Corporation's officers, directors, and greater than 10% beneficial owners made all filings required in a timely manner.

                              Independent Auditors

        Approval of Independent Certified Public Accountants (Proposal 2)

The Board of Directors of the Corporation has selected Pugh & Company, P.C., CPAs as its independent certified public accountants for 2002. Pugh & Company, P.C., CPAs were also employed by the Corporation in that capacity in 2001. A representative from Pugh & Company, P.C., CPAs is expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representative is also expected to be available to respond to appropriate questions.

                                   Audit Fees

Aggregate fees for professional services rendered by Pugh & Company, P.C., CPAs for the audit of the Corporation's financial statements were $20,000.

                                   Other Fees

The Corporation also paid Pugh & Company, P.C., fees totaling $29,671 for all services other than those described above, which include: preparation of federal and state tax returns of $4,000; other related tax services $838; consultations and assistance related to the Corporation's form 10-KSB, $5,134; review of the Corporation's forms 10-QSB, $5,000; other nonrecurring services including conferences and consultations related to the Internal Revenue Service exam of $4,115; and other tax and accounting conferences and consultations, $10,584. No fees were paid to them for systems design and implementation services.

                          Report of the Audit Committee

The Audit Committee reviews annual and interim reports of independent auditors and provides the recommendation of independent auditors. The Audit Committee met 3 times during 2001 and has not adopted a charter.

The Audit Committee has reviewed and discussed the audited financial statements with management, and discussed all matters required by Statement of Auditing Standards No. 61, "Communication with Audit Committees". The Audit Committee has also discussed with Pugh & Company, the auditors, their independence from the Corporation, and received written disclosure from Pugh & Company regarding Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee has also determined that the provision of non-audit services by the auditors is compatible with maintaining the auditors' independence. Based on the review and discussions described above, the Audit Committee recommended to the full Board that the audited financial statements for the last fiscal year be included in the Form 10-KSB for filing with the SEC.

Audit Committee: Barry Gordon, G. Bruce Martin, Benny L. Shubert, and Ted Wampler, Jr.

                              Solicitation Expenses

The Corporation will pay the total expense of preparing, assembling, printing, and mailing proxies and proxy solicitation materials. It may be that, following the original solicitation, some further solicitation will be made by officers and directors of the Corporation, who will not receive additional compensation for such activities.

                              Shareholder Proposals

Shareholder's proposals intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Corporation at the executive offices on or before December 31, 2002 to be included in the proxy statement and form of proxy relating to that meeting.

                                  Other Matters

At the time of preparation of this Proxy Statement, the Board of Directors of the Corporation has not been informed and is not aware of any matters to be presented for action at the Annual Meeting other than the matters listed in the notice of meeting included with this Proxy Statement. If any other matters should come before the Annual Meeting, or any adjournment thereof, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote on such matters according to their best judgment.

                  Availability of Annual Report on Form 10-KSB

A copy of the Corporation's Annual Report on Form 10-KSB, including the financial statements and schedules thereto, which is filed with the Securities and Exchange Commission is available without charge to each shareholder of record upon written request to First Central Bancshares, Inc., Attention: Ed F. Bell, Chief Executive Officer, 725 Highway 321 North, Lenoir City, Tennessee 37771. Each such written request must set forth a good faith representation that as of the record date of March 10, 2002, the person making the request was a beneficial owner of Common Shares entitled to vote at the Annual Meeting. Exhibits to the Form 10-KSB will also be supplied upon written request to the Chief Executive Officer and payment to the Corporation of its costs of furnishing the requested exhibits. The copy of the Form 10-KSB, furnished without charge to the requesting shareholder, will be accompanied by a list briefly describing all of the exhibits and indicating the cost of furnishing the exhibits.



                                          BY THE ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Ed F. Bell
                                          ----------------------------
                                          Ed F. Bell, Chairman and CEO

                                      Proxy

                         First Central Bancshares, Inc.
                              725 Highway 321 North
                          Lenoir City, Tennessee 37771

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST CENTRAL BANCSHARES, INC. ("The Corporation")

The undersigned does hereby appoint Ed F. Bell, with full power of substitution and revocation as proxy to vote all shares of common stock of the Corporation registered in the name(s) of the undersigned and held by them of record as of March 10, 2002, at the Annual Meeting of Shareholders to be held at the main office of First Central Bank, 725 Highway 321 North, Lenoir City, Tennessee 37771, on April 18, 2002 at 7:00 p.m., local time, and at any and all adjournments, upon the following matters:

1.        Election of Directors

    [ ] For all nominees listed below (except as indicated to the contrary below)

    [ ]   Withhold authority to vote for all listed below:

                           Barry Gordon                       Benny Shubert
                           Robert D. Grimes                   Ted Wampler, Jr.
                           Joseph Hamdi

          Instruction: To withhold authority to vote for any individual nominee, write nominee's name in the space provided below.
--------------------------------------------------------------------------------

2.        [ ] FOR           [ ] Against          [ ] Abstain

          The proposal to approve the appointment of Pugh and Company, P.C., CPAs as auditors for the Corporation and subsidiary for 2002.


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereon.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made this proxy will be voted for proposals 1 and 2.

Please sign exactly as name (or names) appear(s) on stock certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED: _________                            ____________________________________
                                                                       Signature

_________________                           ____________________________________
Please Print                                           Signature if held jointly

--------------------------------------------------------------------------------

MEETING RESPONSE:
Please sign, date and return promptly in the enclosed, self-addressed envelope.

[ ] I/We will attend    [ ] I/We will bring guests      [ ] I/We will not attend